UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 10, 2021

Albertsons Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39350	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.
Boise, Idaho 83706
(Address of principal executive office and zip code)
(208) 395-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 10, 2021, Robert B. Dimond, Executive Vice President and Chief Financial Officer of Albertsons Companies, Inc. (the “Company”), announced that he will be retiring effective September 7, 2021. Mr. Dimond will stay on as an employee until February 2022 to assist with the transition to a new chief financial officer.

(c) On August 10, 2021, the Company announced that Sharon McCollam, age 59, will become the President and Chief Financial Officer of the Company, effective September 7, 2021 (the “Start Date”).

There is no arrangement or understanding with any person pursuant to which Ms. McCollam is being appointed President and Chief Financial Officer. There are no family relationships between Ms. McCollam and any director or executive officer of the Company, and she is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Ms. McCollam previously served as Executive Vice President, Chief Administrative and Chief Financial Officer at Best Buy Co. Inc. ("Best Buy") from 2012 to 2016. She is broadly recognized as the co-pilot of Best Buy’s Renew Blue transformation, which has been regarded as one of the foremost omni-channel transformations in the retail sector. Prior to Best Buy, Ms. McCollam held several transformational leadership positions at Williams-Sonoma, Inc. from 2000 to 2012, including Chief Operating and Chief Financial Officer from 2006 to 2012. Since retiring from Best Buy, Ms. McCollam has served as a member of several corporate boards, including companies with a strong consumer, e-commerce, and healthcare presence.

Ms. McCollam’s employment agreement with the Company (the “Employment Agreement”) provides for an initial term of three years from the Start Date, and thereafter automatically renews for successive one-year periods unless either party provides written notice at least 120 days prior to the end of the then-current term.

Pursuant to the Employment Agreement, on the Start Date, Ms. McCollam will become entitled to receive:
•an annual base salary of $1,000,000;
•an annual performance bonus targeted at 125% of her base salary;
•an annual equity award grant with a fair market value not less than $4,000,000; and
•a sign-on retention award of $6,000,000, payable in three installments as follows: (i) a $2,000,000 cash payment on the Start Date; (ii) $2,000,000 in fair market value of time-based restricted stock units; and (iii) $2,000,000 in fair market value of performance-based restricted stock units.

The Employment Agreement provides for severance payments upon termination of Ms. McCollam’s employment, the amount and nature of which depends upon the reason for termination.

If the Company terminates Ms. McCollam’s employment for Cause (as defined in the Employment Agreement) or Ms. McCollam terminates her employment without Good Reason (as defined in the Employment Agreement) or she elects not to renew her Employment Agreement, she will be entitled to receive accrued but unpaid base salary and vested benefits, payment for accrued but unused vacation days, earned but unpaid portion of any bonus earned in respect of any completed performance period prior to the termination date and any reimbursable expenses.

If Ms. McCollam’s employment terminates due to her death or she is terminated due to Disability (as defined in the Employment Agreement), she or her legal representative, as appropriate, would be entitled to receive:
•a bonus, that otherwise would have been earned for the fiscal year of termination, based on actual performance metrics for the fiscal year of the Company in which the termination date occurs, but pro-rated based on the number of days of service during the applicable fiscal year through the termination date;
•a lump sum payment in an amount equal to 25% of her then-current base salary; and
•reimbursement of the cost of continuation coverage of group health coverage for a period of 18 months.

If Ms. McCollam’s employment is terminated by the Company without Cause or by Ms. McCollam for Good Reason, subject to the execution of a release, Ms. McCollam would be entitled to receive:
•a bonus, that otherwise would have been earned for the fiscal year of termination, based on actual performance metrics for the fiscal year of the Company in which the termination date occurs, but pro-rated based on the number of days of service during the applicable fiscal year through the termination date;

•a lump sum payment in an amount equal to 200% of the sum of her then-current base salary plus target bonus; and
•reimbursement of the cost of continuation coverage of group health coverage for a period of 18 months.

If Ms. McCollam’s employment terminates due to the Company giving Ms. McCollam written notice of its election not to renew the term, Ms. McCollam would be entitled to receive:
•a lump sum payment in an amount equal to 200% of the sum of her then-current base salary plus target bonus; and
•reimbursement of the cost of continuation coverage of group health coverage for a period of 18 months.

The Employment Agreement also contains various covenants, including covenants related to confidentiality, non-competition, non-disparagement and non-solicitation.

The foregoing summary of the Employment Agreement is qualified in its entirety by the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

A copy of the Company’s press release announcing the retirement of Mr. Dimond and appointment of Ms. McCollam is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Employment Agreement, dated as of August 4, 2021, by and between Albertsons Companies, Inc. and Sharon McCollam
99.1	Press Release dated August 10, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
(Registrant)

August 11, 2021	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, General Counsel and Secretary